Exhibit 10.22
Non-Employee Director RSA Award Agreement (4-2006)
ASYST TECHNOLOGIES, INC.
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     1. Restricted Stock Award. As of [insert date] (the “Date of Award”), Asyst Technologies, Inc., a California corporation (the “Company”), has granted to [insert name] (the “Grantee”) a Restricted Stock Award (the “Restricted Stock Award”) for ___ shares of Common Stock, which is granted by the Company subject to the terms and provisions of this Restricted Stock Award agreement (the “Stock Award Agreement”) and the Company’s 2003 Equity Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.
          Unless to the extent otherwise defined herein, the terms in this Stock Award Agreement shall be given the same defined meanings as defined in the Plan.
     2. Vesting Schedule. Subject to the terms of this Stock Award Agreement and the Plan, and provided that you remain in continuous service as a member of the Company’s Board of Directors (the “Board”) from the Date of Award, to the vesting date listed below; the shares subject to the Restricted Stock Award shall vest as provided below. No shares will be transferable prior to the applicable vesting date.

Number of Shares	Vesting Date

     a. Holding and Other Restrictions on Delivery
     The Grantee may not sell, transfer or otherwise dispose of shares subject to the Restricted Stock Award until the third anniversary of the grant date.
     b. Acceleration in the event of Death, Disability or Termination of Service
         Regardless of any hold or other restriction on delivery of shares, shares that have vested under the Stock Award will be automatically be available for sale, transfer or other disposition by the Grantee as of the date of the first to occur of the following specific events (provided that such date is after the original vesting date for the shares): (i) a change in control of the Company (as defined under Code Section 409A), (ii) termination of Grantee’s service with the Company (for any reason), (iii) determination of Grantee’s permanent disability, or (iv) the date of Grantee’s death.
     3. Taxes. Regardless of any action the Company or Grantee’s actual employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax Related Items”), Grantee acknowledges that the ultimate liability for all Tax Related Items legally due by Grantee is and remains Grantee’s responsibility and that the Company and/or the Grantee’s actual employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Restricted Stock Award, including the grant of the Restricted Stock Award, the vesting of the Restricted Stock Award, or the subsequent sale of shares acquired at vesting, pursuant to such Restricted Stock Award and the receipt of any dividends, or the sufficiency of any withholdings or other payments made for or by the Grantee to satisfy the Tax-Related Items; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Award to reduce or eliminate the Grantee’s liability for Tax Related Items.
          Prior to the issuance of shares of Common Stock upon vesting of Restricted Stock Award, Grantee shall pay, or make adequate arrangements satisfactory to the Company or to the Grantee’s actual employer (in their sole discretion) to satisfy all withholding and payment on account obligations of the Company and/or the Grantee’s actual employer. In this regard, Grantee authorizes the Company or the Grantee’s actual employer to (in their sole discretion) withhold all applicable Tax Related Items legally payable by Grantee (i) from Grantee’s wages or other cash compensation payable to Grantee by the Company or the Grantee’s actual employer and/or (ii) to withhold in shares, provided that the Company and the Grantee’s actual employer shall withhold only the number of shares necessary to satisfy the minimum withholding amount. Alternatively, or in addition, if permissible under local law Grantee (i) may tender payment in cash or by delivering to the Company owned and unencumbered shares of Asyst Technologies, Inc. and/or (ii) authorize the Company or the Grantee’s actual employer to, sell or arrange for the sale of the number of shares as necessary to satisfy the withholding or payment on account obligation that is due at the vesting of the Restricted Stock Award. Grantee shall pay to the Company or to the Grantee’s actual employer any amount of Tax Related Items that the Company or the Grantee’s actual employer may be required to withhold as a result of Grantee’s receipt of the Restricted Stock Award, the vesting of the Restricted Stock Award, or the subsequent sale of shares acquired pursuant to such Restricted Stock Award and the receipt of any dividends that cannot be satisfied by the means previously described. The Company may refuse to deliver shares to Grantee if Grantee fails to comply with Grantee’s obligation in connection with the Tax Related Items as described herein.
     4. Restrictions on Issuance. No shares will be issued in connection with the Restricted Stock Award if the issuance of such shares would constitute a violation of any applicable laws.
     5. Termination of Continuous Service. In the event that the Grantee ceases to remain in Continuous Service with the Company for any reason, including death or disability, resignation or failure of nomination or election for subsequent term, any unvested portion of the Restricted Stock Award shall automatically terminate and be deemed forfeited.

     6. Transferability of Award. The Restricted Stock Award may not be transferred, pledged, sold, assigned, alienated or otherwise encumbered by the Grantee, in any manner other than by will or by the laws of descent and distribution. Any such purported transfer, pledge, sale, assignment, alienation or encumbrance will be void and unenforceable against the Company. The terms of the Restricted Stock Award shall be binding upon the executors, administrators, heirs and successors of the Grantee.
     7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this Restricted Stock Award Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     8. Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the Grantee’s receipt or disposition of the shares subject to the Restricted Stock Award (or the vesting of Grantee’s right to receive or dispose of the shares subject to the Restricted Stock Award). The Grantee represents that he or she has had an opportunity to consult with any tax consultants the Grantee deems advisable in connection with receipt or disposition of the shares and that the Grantee is not relying on the Company or its counsel for any tax advice.
     9. Entire Agreement: Governing Law. The Plan and this Stock Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan and this Stock Award Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this Stock Award Agreement are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Plan or this Stock Award Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
     10. Headings. The captions used in this Stock Award Agreement are inserted for convenience and shall not be deemed a part of the Stock Award for construction or interpretation.
     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.

     12. Rights as Shareholder. Except with regard to the disposition of the shares subject to the Restricted Stock Award, Grantee shall generally have all the rights of a shareholder with regard to the shares subject to the Restricted Stock Award from the Date of Award, including without limitation, the right to receive dividends with respect to such shares and the right to vote such shares, but subject to those restrictions in this Stock Award Agreement or in the Plan.
     13. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the Restricted Stock Award or this Stock Award Agreement, and rights or obligations thereunder or hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys’ fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.
     14. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising hereunder, or the rights, duties or liabilities created hereby.
     15. Nature of the Restricted Stock Award. In accepting the Restricted Stock Award, the Grantee acknowledges and agrees that:
          (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Award Agreement;
          (b) the grant of the Restricted Stock Award is voluntary and occasional, and does not create any contractual or other right to receive future grants of stock, or benefits in lieu of awards, even if stock awards have been granted repeatedly in the past;
          (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
          (d) the Grantee’s participation in the Plan shall not create a right to further employment with Grantee’s employer and shall not interfere with the ability of the Company to terminate the Grantee’s employment relationship at any time, with or without cause;
          (e) the Grantee is voluntarily participating in the Plan;

          (f) the Restricted Stock Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Grantee’s employment contract, if any;
          (g) the Restricted Stock Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
          (h) in the event that the Grantee is not an employee of the Company, the grant of the Restricted Stock Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of the Restricted Stock Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Company;
          (i) the future value of the shares is unknown and cannot be predicted with certainty;
          (j) the value of the shares obtained pursuant to the Restricted Stock Award may increase or decrease in value;
          (k) in consideration of the grant of the Restricted Stock Award, the Grantee does not acquire any claim or entitlement to compensation or damages that otherwise could arise from termination of the Restricted Stock Award or diminution in value of the Restricted Stock Award, or shares acquired pursuant to the Restricted Stock Award, upon termination of the Grantee’s employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws), and the Grantee hereby irrevocably waives and releases the Company from any such claim or entitlement that may arise; if, notwithstanding the foregoing, any such claim or entitlement is found by a court of competent jurisdiction to have arisen;
          (l) by signing this Stock Award Agreement, the Grantee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement;
          (m) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Grantee’s employment (whether or not in breach of local labor laws), the Grantee’s right to receive shares under the Plan, or vesting of such right, if any, will terminate automatically as of the Termination Date, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); and
          (n) the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed for purposes of this Restricted Stock Award.
     16. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.
          The Grantee understands that the Company may hold certain personal information about him or her, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of the Restricted Stock Award or any other entitlement to shares, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipients ‘country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any shares acquired upon vesting of the Restricted Stock Award. The Grantee understands that Data will be held as long as is reasonably necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.
     17. Language. If the Grantee has received this or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
     18. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Award and participation in the Plan, or future Stock Awards that may be granted under the Plan, by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
****************************

     The Grantee acknowledges receipt of a copy of the Plan and the Stock Award Agreement, and represents that he or she has had an opportunity to review these documents and to be familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed the Plan and the Stock Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Award Agreement. The Grantee agrees to notify the Company upon any change in the residence address indicated in this Stock Award Agreement.

Submitted by:	Accepted by:

GRANTEE:	ASYST TECHNOLOGIES, INC.

By:

Title: Vice President, General Counsel & Secretary
(Signature)

Address:	Address:

46897 Bayside Parkway

Fremont, CA 94538

Non-Employee Director RSU Award (2003 Plan)
ASYST TECHNOLOGIES, INC.
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     1. Restricted Stock Award. As of [insert date] (the “Date of Award”), Asyst Technologies, Inc., a California corporation (the “Company”), has granted to [insert name] (the “Grantee”) a restricted stock unit award (the “RSU Award”), which is an unfunded, unsecured promise by the Company to deliver [insert shares] shares of Common Stock subject to the terms and provisions of this Restricted Stock Award agreement (the “RSU Agreement”) and the Company’s 2003 Equity Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.
     Unless otherwise defined herein, the terms in this RSU Agreement shall be given the same defined meanings as defined in the Plan.
     2. Vesting Schedule. Subject to the terms of this RSU Agreement and the Plan, and provided that you remain in continuous service as a member of the Company’s Board of Directors (the “Board”) from the Date of Award, to the vesting date listed below; the shares subject to the RSU Award shall vest as provided below and be converted into an equivalent number of shares of Common Stock on the vesting date. In addition, at the sole discretion of the Company, the RSU Award may be settled by a cash payment on the date the Grantee first has a right to receive the shares (the vesting date or the distribution date, as applicable) rather than by a delivery of shares. Such cash payment, if any, will be equal to the Fair Market Value of the shares on the vesting date or the distribution date, as applicable. No shares will be converted or issued and no cash payment, if any, shall be made prior to the applicable vesting date.

Number of RSUs	Vesting Date

     a. Holding and Other Restrictions on Delivery
     No vested shares subject to the RSU Award shall be issued or delivered to the Grantee until the third anniversary of the grant date (the “Delivery Date”). On the Delivery Date 100% of the vested shares shall be issued and delivered to the Grantee unless such shares were previously forfeited pursuant to the terms of the RSU Agreement or the terms of the Plan or were otherwise used to meet the Grantee’s tax obligation described in Section 3 below.
     b. Acceleration in the event of Death, Disability or Termination of Service

     Regardless of any hold or other restriction on delivery of shares the Delivery Date for shares that have vested under the RSU Award will be automatically accelerated and such shares will be delivered to the Grantee as of the date of the first to occur of the following specific events (provided that such date is after the original vesting date for the shares): (i) a change in control of the Company (as defined under Code Section 409A), (ii) termination of Grantee’s service with the Company (for any reason), (iii) determination of Grantee’s permanent disability, or (iv) the date of Grantee’s death.
     3. Taxes. Regardless of any action the Company or Grantee’s actual employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax Related Items”), Grantee acknowledges that the ultimate liability for all Tax Related Items legally due by Grantee is and remains Grantee’s responsibility and that the Company and/or the Grantee’s actual employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSU Award, including the grant of the RSU Award, the vesting of the RSU Award, the conversion of the RSU Award into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting, the receipt of any dividends, or the sufficiency of any withholdings or other payments made for or by the Grantee to satisfy the Tax-Related Items; and (ii) do not commit to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate the Grantee’s liability for Tax Related Items.
          No shares will be delivered to the Grantee or equivalent cash payment received until the Grantee has paid, or made adequate arrangements satisfactory to the Company or to the Grantee’s actual employer (in their sole discretion) to satisfy all withholding and payment on account obligations of the Company and/or the Grantee’s actual employer. In this regard, Grantee authorizes the Company or the Grantee’s actual employer to (in their sole discretion) withhold all applicable Tax Related Items legally payable by Grantee (i) from Grantee’s wages or other cash compensation payable to Grantee by the Company or the Grantee’s actual employer or from any equivalent cash payment attributable to the RSU Award and/or (ii) withhold in shares, provided that the Company and the Grantee’s actual employer shall withhold only the number of shares necessary to satisfy the minimum withholding amount due at the time such shares are withheld. Alternatively, or in addition, if permissible under local law the Grantee (i) may tender payment in cash or by delivering to the Company owned and unencumbered shares of Asyst Technologies, Inc. and/or (ii) authorize the Company or the Grantee’s actual employer to, sell or arrange for the sale of the number of shares as necessary to satisfy the withholding or payment on account obligation that is due. With respect to any shares timely and appropriately deferred by the Grantee, the Company or the Grantee’s actual employer shall limit any sale of shares at vesting to the minimum number of shares permitted to avoid a prohibited acceleration under Code Section 409A and the regulations thereunder, as amended from time to time. Grantee shall pay to the Company or to the Grantee’s actual employer any amount of Tax Related Items that the Company or the Grantee’s actual employer may be required to withhold as a result of Grantee’s receipt of the RSU Award, the vesting of the RSU Award, the receipt of an equivalent cash payment, or the conversion of the vested RSU Award into shares that cannot be satisfied by the means previously described. The Company may refuse to deliver shares to Grantee if Grantee fails to comply with Grantee’s obligation in connection with the Tax Related Items as described herein.

     4. Restrictions on Issuance. No shares will be issued in connection with the RSU Award if the issuance of such shares would constitute a violation of any applicable laws.
     5. Delivery of Shares. Until shares subject to the RSU Award are issued and delivered, the Grantee will have no rights as a shareholder including the right to receive dividends and the right to vote the shares. In addition, at the sole discretion of the Company, the RSU Award may be settled by a cash payment on the Delivery Date rather than by a delivery of shares. Such cash payment, if any, will be equal to the Fair Market Value of the shares on the Delivery Date.
     6. Termination of Continuous Service. In the event that the Grantee ceases to be a member of the Board for any reason, including death, disability, resignation or failure of nomination or election for subsequent term, any unvested portion of the RSU award shall automatically terminate and be deemed forfeited.
     7. Transferability of Award. The RSU Award may not be transferred, pledged, sold, assigned, alienated or otherwise encumbered by Grantee in any manner other than by will or by the laws of descent and distribution. Any such purported transfer, pledge, sale, assignment, alienation or encumbrance will be void and unenforceable against the Company. The terms of the RSU Award shall be binding upon the executors, administrators, heirs and successors of the Grantee.
     8. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this RSU Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     9. Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the Grantee’s receipt or disposition of the shares subject to the RSU Award (or the vesting of Grantee’s right to receive or dispose of the shares subject to the RSU Award). The Grantee represents that he or she has had the opportunity to consult with any tax consultants the Grantee deems advisable in connection with receipt or disposition of the shares and that the Grantee is not relying on the Company or its counsel for any tax advice.
     10. Entire Agreement: Governing Law. The Plan and this RSU Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan and this RSU Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this RSU Agreement are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Plan or this RSU Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     11. Headings. The captions used in this RSU Agreement are inserted for convenience and shall not be deemed a part of this RSU Agreement for construction or interpretation.
     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.
     13. Rights as Shareholder. Until the Grantee has satisfied all requirements for vesting of the RSU Award and such vested shares have been issued and delivered pursuant to the terms of the Plan and this RSU Agreement, the Grantee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any such shares of stock subject to the RSU Award.
     14. Deferral of Compensation. Payments made pursuant to this Plan and RSU Agreement are intended to comply with or qualify for an exemption from Section 409A of the Internal Revenue Code (“Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this RSU Agreement to ensure that all shares subject to the RSU Award are made in a manner that qualifies for exemption from or complies with Section 409A; provided however, that the Company makes no representations that the shares will be exempt from Section 409A and makes no undertaking to preclude Section 409A from applying to this RSU Award.
     15. Nature of the RSU Award. In accepting the RSU Award, the Grantee acknowledges and agrees that:
          (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this RSU Agreement;
          (b) the grant of the RSU Award is voluntary and occasional, and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past;
          (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
          (d) the Grantee’s participation in the Plan shall not create a right to further employment with Grantee’s employer and shall not interfere with the ability of the Company to terminate the Grantee’s employment relationship at any time, with or without cause;
          (e) the Grantee is voluntarily participating in the Plan;

          (f) the RSU Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Grantee’s employment contract, if any;
          (g) the RSU Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
          (h) in the event that the Grantee is not an employee of the Company, the grant of the RSU Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of the RSU Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Company;
          (i) the future value of the shares is unknown and cannot be predicted with certainty;
          (j) the value of the shares obtained pursuant to the RSU Award may increase or decrease in value;
          (k) in consideration of the grant of the RSU Award, the Grantee does not acquire any claim or entitlement to compensation or damages that otherwise could arise from termination of the RSU Award or diminution in value of the RSU Award, or shares acquired pursuant to the RSU Award, upon termination of the Grantee’s employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws), and the Grantee hereby irrevocably waives and releases the Company from any such claim or entitlement that may arise; if, notwithstanding the foregoing, any such claim or entitlement is found by a court of competent jurisdiction to have arisen;
          (l) by signing this RSU Agreement, the Grantee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement;
          (m) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Grantee’s employment (whether or not in breach of local labor laws), the Grantee’s right to receive shares under the Plan, or vesting of such right, if any, will terminate automatically as of the Termination Date, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); and
          (n) the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed for purposes of this RSU Award.

     16. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.
          The Grantee understands that the Company may hold certain personal information about him or her, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of the RSU or any other entitlement to shares, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipients ‘country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any shares acquired upon vesting of the RSU. The Grantee understands that Data will be held as long as is reasonably necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.
     17. Language. If the Grantee has received this or any other document related to the Plan or the RSU Award translated into a language other than English and if the translated version is different than the English version, the English version will control.
     18. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the RSU Award or this RSU Agreement, and rights or obligations thereunder or hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys’ fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.
     19. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising hereunder, or the rights, duties or liabilities created hereby.
     20. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSU Award and participation in the Plan, or future stock awards that may be granted under the Plan, by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
****************************
     The Grantee acknowledges receipt of a copy of the Plan and the RSU Agreement, and represents that he or she has had an opportunity to review these documents and to be familiar with the terms and provisions thereof, and hereby accepts the RSU Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed the Plan and the RSU Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this RSU Agreement. The Grantee agrees to notify the Company upon any change in the residence address indicated in this RSU Agreement.

Submitted by:	Accepted by:

GRANTEE:	ASYST TECHNOLOGIES, INC.

By:

	Title:	Vice President, General Counsel & Secretary
(Signature)

Address:	Address:

46897 Bayside Parkway

Fremont, CA 94538

Employee RSA Award Agreement (4-2006)
ASYST TECHNOLOGIES, INC.
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     1. Restricted Stock Award. As of [___] (the “Date of Award”), Asyst Technologies, Inc., a California corporation (the “Company”), has granted to [insert name] (the “Grantee”) a Restricted Stock Award (the “Restricted Stock Award”) for [insert shares] shares of Common Stock, which is granted by the Company subject to the terms and provisions of this Restricted Stock Award agreement (the “Stock Award Agreement”) and the Company’s 2003 Equity Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.
          Unless to the extent otherwise defined herein, the terms in this Stock Award Agreement shall be given the same defined meanings as defined in the Plan.
     2. Vesting Schedule. Subject to the terms of this Stock Award Agreement and the Plan, and provided that you remain in Continuous Service with the Company from the Date of Award, to the vesting date listed below; the shares subject to the Restricted Stock Award shall vest as provided below. No shares will be transferable prior to the applicable vesting date.

Number of Shares	Vesting Date

     a. Holding and Other Restrictions on Delivery
     N/A
     b. Acceleration in the event of Death, Disability or Termination of Service
          Regardless of any hold or other restriction on delivery of shares, shares that have vested under the Stock Award will be automatically be available for sale, transfer or other disposition by the Grantee as of the date of the first to occur of the following specific events (provided that such date is after the original vesting date for the shares): (i) a change in control of the Company (as defined under Code Section 409A), (ii) termination of Grantee’s service with the Company (for any reason), (iii) determination of Grantee’s permanent disability, or (iv) the date of Grantee’s death.
     3. Taxes. Regardless of any action the Company or Grantee’s actual employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax Related Items”), Grantee acknowledges that the ultimate liability for all Tax Related Items legally due by Grantee is and remains Grantee’s responsibility and that the Company and/or the Grantee’s actual employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Restricted Stock Award, including the grant of the Restricted Stock Award, the vesting of the Restricted Stock Award, or the subsequent sale of shares acquired at vesting, pursuant to such Restricted Stock Award and the receipt of any dividends, or the sufficiency of any withholdings or other payments made for or by the Grantee to satisfy the Tax-Related Items; and (ii) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Award to reduce or eliminate the Grantee’s liability for Tax Related Items.
          Prior to the issuance of shares of Common Stock upon vesting of Restricted Stock Award, Grantee shall pay, or make adequate arrangements satisfactory to the Company or to the Grantee’s actual employer (in their sole discretion) to satisfy all withholding and payment on account obligations of the Company and/or the Grantee’s actual employer. In this regard, Grantee authorizes the Company or the Grantee’s actual employer to (in their sole discretion) withhold all applicable Tax Related Items legally payable by Grantee (i) from Grantee’s wages or other cash compensation payable to Grantee by the Company or the Grantee’s actual employer and/or (ii) to withhold in shares, provided that the Company and the Grantee’s actual employer shall withhold only the number of shares necessary to satisfy the minimum withholding amount. Alternatively, or in addition, if permissible under local law Grantee (i) may tender payment in cash or by delivering to the Company owned and unencumbered shares of Asyst Technologies, Inc. and/or (ii) authorize the Company or the Grantee’s actual employer to, sell or arrange for the sale of the number of shares as necessary to satisfy the withholding or payment on account obligation that is due at the vesting of the Restricted Stock Award. Grantee shall pay to the Company or to the Grantee’s actual employer any amount of Tax Related Items that the Company or the Grantee’s actual employer may be required to withhold as a result of Grantee’s receipt of the Restricted Stock Award, the vesting of the Restricted Stock Award, or the subsequent sale of shares acquired pursuant to such Restricted Stock Award and the receipt of any dividends that cannot be satisfied by the means previously described. The Company may refuse to deliver shares to Grantee if Grantee fails to comply with Grantee’s obligation in connection with the Tax Related Items as described herein.
     4. Restrictions on Issuance. No shares will be issued in connection with the Restricted Stock Award if the issuance of such shares would constitute a violation of any applicable laws.
     5. Termination of Continuous Service. In the event that the Grantee ceases to remain in Continuous Service with the Company for any reason, including death or disability, resignation or termination of employment, any unvested portion of the Restricted Stock Award shall automatically terminate and be deemed forfeited.
     6. Transferability of Award. The Restricted Stock Award may not be transferred, pledged, sold, assigned, alienated or otherwise encumbered by the Grantee, in any manner other than by will or by the laws of descent and distribution. Any such purported transfer, pledge, sale, assignment, alienation or encumbrance will be void and unenforceable against the Company. The terms of the Restricted Stock Award shall be binding upon the executors, administrators, heirs and successors of the Grantee.

     7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this Restricted Stock Award Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     8. Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the Grantee’s receipt or disposition of the shares subject to the Restricted Stock Award (or the vesting of Grantee’s right to receive or dispose of the shares subject to the Restricted Stock Award). The Grantee represents that he or she has had an opportunity to consult with any tax consultants the Grantee deems advisable in connection with receipt or disposition of the shares and that the Grantee is not relying on the Company or its counsel for any tax advice.
     9. Entire Agreement: Governing Law. The Plan and this Stock Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan and this Stock Award Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this Stock Award Agreement are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Plan or this Stock Award Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
     10. Headings. The captions used in this Stock Award Agreement are inserted for convenience and shall not be deemed a part of the Stock Award for construction or interpretation.
     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.
     12. Rights as Shareholder. Except with regard to the disposition of the shares subject to the Restricted Stock Award, Grantee shall generally have all the rights of a shareholder with regard to the shares subject to the Restricted Stock Award from the Date of Award, including without limitation, the right to receive dividends with respect to such shares and the right to vote such shares, but subject to those restrictions in this Stock Award Agreement or in the Plan.

     13. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the Restricted Stock Award or this Stock Award Agreement, and rights or obligations thereunder or hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys’ fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.
     14. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising hereunder, or the rights, duties or liabilities created hereby.
     15. Nature of the Restricted Stock Award. In accepting the Restricted Stock Award, the Grantee acknowledges and agrees that:
          (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Award Agreement;
          (b) the grant of the Restricted Stock Award is voluntary and occasional, and does not create any contractual or other right to receive future grants of stock, or benefits in lieu of awards, even if stock awards have been granted repeatedly in the past;
          (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
          (d) the Grantee’s participation in the Plan shall not create a right to further employment with Grantee’s employer and shall not interfere with the ability of the Company to terminate the Grantee’s employment relationship at any time, with or without cause;
          (e) the Grantee is voluntarily participating in the Plan;
          (f) the Restricted Stock Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Grantee’s employment contract, if any;
          (g) the Restricted Stock Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (h) in the event that the Grantee is not an employee of the Company, the grant of the Restricted Stock Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of the Restricted Stock Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Company;
          (i) the future value of the shares is unknown and cannot be predicted with certainty;
          (j) the value of the shares obtained pursuant to the Restricted Stock Award may increase or decrease in value;
          (k) in consideration of the grant of the Restricted Stock Award, the Grantee does not acquire any claim or entitlement to compensation or damages that otherwise could arise from termination of the Restricted Stock Award or diminution in value of the Restricted Stock Award, or shares acquired pursuant to the Restricted Stock Award, upon termination of the Grantee’s employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws), and the Grantee hereby irrevocably waives and releases the Company from any such claim or entitlement that may arise; if, notwithstanding the foregoing, any such claim or entitlement is found by a court of competent jurisdiction to have arisen;
          (l) by signing this Stock Award Agreement, the Grantee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement;
          (m) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Grantee’s employment (whether or not in breach of local labor laws), the Grantee’s right to receive shares under the Plan, or vesting of such right, if any, will terminate automatically as of the Termination Date, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); and
          (n) the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed for purposes of this Restricted Stock Award.
     16. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.
          The Grantee understands that the Company may hold certain personal information about him or her, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of the Restricted Stock Award or any other entitlement to shares, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipients ‘country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any shares acquired upon vesting of the Restricted Stock Award. The Grantee understands that Data will be held as long as is reasonably necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.
     17. Language. If the Grantee has received this or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
     18. AT WILL RELATIONSHIP. THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE RESTRICTED STOCK AWARD RESULTS ONLY BY CONTINUING SERVICES OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TERMS AND CONDITIONS WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR OTHERWISE WITH OR BY THE COMPANY, OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, FOR THE VESTING PERIOD OR FOR ANY PERIOD OR AT ALL, AND SHALL NOT INTERFERE WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S EMPLOYMENT OR CONSULTANT OR OTHER RELATIONSHIP AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT CAUSE.
     19. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Award and participation in the Plan, or future Stock Awards that may be granted under the Plan, by electronic means or to request the

Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
****************************
     The Grantee acknowledges receipt of a copy of the Plan and the Stock Award Agreement, and represents that he or she has had an opportunity to review these documents and to be familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed the Plan and the Stock Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Award Agreement. The Grantee agrees to notify the Company upon any change in the residence address indicated in this Stock Award Agreement.

Submitted by:	Accepted by:

GRANTEE:	ASYST TECHNOLOGIES, INC.

By:

Title: Vice President, General Counsel & Secretary
(Signature)

Address:	Address:

46897 Bayside Parkway

Fremont, CA 94538

Employee RSU Award (2003 Plan)
ASYST TECHNOLOGIES, INC.
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT
     1. Restricted Stock Award. As of [insert date] (the “Date of Award”), Asyst Technologies, Inc., a California corporation (the “Company”), has granted to [insert name] (the “Grantee”) a restricted stock unit award (the “RSU Award”), which is an unfunded, unsecured promise by the Company to deliver [insert shares] shares of Common Stock subject to the terms and provisions of this Restricted Stock Award agreement (the “RSU Agreement”) and the Company’s 2003 Equity Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference.
     Unless otherwise defined herein, the terms in this RSU Agreement shall be given the same defined meanings as defined in the Plan.
     2. Vesting Schedule. Subject to the terms of this RSU Agreement and the Plan, and provided that you remain in Continuous Service with the Company from the Date of Award, to the vesting date listed below; the shares subject to the RSU Award shall vest as provided below and be converted into an equivalent number of shares of Common Stock on the vesting date. In addition, at the sole discretion of the Company, the RSU Award may be settled by a cash payment on the date the Grantee first has a right to receive the shares (the vesting date or the distribution date, as applicable) rather than by a delivery of shares. Such cash payment, if any, will be equal to the Fair Market Value of the shares on the vesting date or the distribution date, as applicable. No shares will be converted or issued and no cash payment, if any, shall be made prior to the applicable vesting date.

Number of RSUs	Vesting Date

     a. Holding and Other Restrictions on Delivery
     N/A
     b. Acceleration in the event of Death, Disability or Termination of Service
     Regardless of any hold or other restriction on delivery of shares, shares that have vested under the RSU Award will be automatically accelerated and delivered to the Grantee as of the date of the first to occur of the following specific events (provided that such date is after the original vesting date for the shares): (i) a change in control of the Company (as defined under Code Section 409A), (ii) termination of Grantee’s service with the Company (for any reason), (iii) determination of Grantee’s permanent disability, or (iv) the date of Grantee’s death.

     3. Taxes. Regardless of any action the Company or Grantee’s actual employer takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax Related Items”), Grantee acknowledges that the ultimate liability for all Tax Related Items legally due by Grantee is and remains Grantee’s responsibility and that the Company and/or the Grantee’s actual employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSU Award, including the grant of the RSU Award, the vesting of the RSU Award, the conversion of the RSU Award into shares or the receipt of an equivalent cash payment, the subsequent sale of any shares acquired at vesting, the receipt of any dividends, or the sufficiency of any withholdings or other payments made for or by the Grantee to satisfy the Tax-Related Items; and (ii) do not commit to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate the Grantee’s liability for Tax Related Items.
          No shares will be delivered to the Grantee or equivalent cash payment received until the Grantee has paid, or made adequate arrangements satisfactory to the Company or to the Grantee’s actual employer (in their sole discretion) to satisfy all withholding and payment on account obligations of the Company and/or the Grantee’s actual employer. In this regard, Grantee authorizes the Company or the Grantee’s actual employer to (in their sole discretion) withhold all applicable Tax Related Items legally payable by Grantee (i) from Grantee’s wages or other cash compensation payable to Grantee by the Company or the Grantee’s actual employer or from any equivalent cash payment attributable to the RSU Award and/or (ii) withhold in shares, provided that the Company and the Grantee’s actual employer shall withhold only the number of shares necessary to satisfy the minimum withholding amount due at the time such shares are withheld. Alternatively, or in addition, if permissible under local law the Grantee (i) may tender payment in cash or by delivering to the Company owned and unencumbered shares of Asyst Technologies, Inc. and/or (ii) authorize the Company or the Grantee’s actual employer to, sell or arrange for the sale of the number of shares as necessary to satisfy the withholding or payment on account obligation that is due at the vesting of the RSU award and, if Grantee made a valid Deferral Election , upon the subsequent issuance of shares at the time so elected. Award. With respect to any shares timely and appropriately deferred by the Grantee, the Company or the Grantee’s actual employer shall limit any sale of shares at vesting to the minimum number of shares permitted to avoid a prohibited acceleration under Code Section 409A and the regulations thereunder, as amended from time to time. Grantee shall pay to the Company or to the Grantee’s actual employer any amount of Tax Related Items that the Company or the Grantee’s actual employer may be required to withhold as a result of Grantee’s receipt of the RSU Award, the vesting of the RSU Award, the receipt of an equivalent cash payment, or the conversion of the vested RSU Award into shares that cannot be satisfied by the means previously described. The Company may refuse to deliver shares to Grantee if Grantee fails to comply with Grantee’s obligation in connection with the Tax Related Items as described herein.
     4. Restrictions on Issuance. No shares will be issued in connection with the RSU Award if the issuance of such shares would constitute a violation of any applicable laws.

     5. Delivery of Shares. Until shares subject to the RSU Award are issued and delivered, the Grantee will have no rights as a shareholder including the right to receive dividends and the right to vote the shares. In addition, at the sole discretion of the Company, the RSU Award may be settled by a cash payment on the Delivery Date rather than by a delivery of shares. Such cash payment, if any, will be equal to the Fair Market Value of the shares on the Delivery Date.
     6. Termination of Continuous Service. In the event that the Grantee ceases to remain in Continuous Service for any reason, including death, permanent disability, resignation or termination, any unvested portion of the RSU award shall automatically terminate and be deemed forfeited.
     7. Transferability of Award. The RSU Award may not be transferred, pledged, sold, assigned, alienated or otherwise encumbered by Grantee in any manner other than by will or by the laws of descent and distribution. Any such purported transfer, pledge, sale, assignment, alienation or encumbrance will be void and unenforceable against the Company. The terms of the RSU Award shall be binding upon the executors, administrators, heirs and successors of the Grantee.
     8. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this RSU Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     9. Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the Grantee’s receipt or disposition of the shares subject to the RSU Award (or the vesting of Grantee’s right to receive or dispose of the shares subject to the RSU Award). The Grantee represents that he or she has had the opportunity to consult with any tax consultants the Grantee deems advisable in connection with receipt or disposition of the shares and that the Grantee is not relying on the Company or its counsel for any tax advice.
     10. Entire Agreement: Governing Law. The Plan and this RSU Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Plan and this RSU Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this RSU Agreement are to be construed in accordance with and governed by the laws of the State of California without giving effect to any conflict of law rule. Should any provision of the Plan or this RSU Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
     11. Headings. The captions used in this RSU Agreement are inserted for convenience and shall not be deemed a part of this RSU Agreement for construction or interpretation.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown below or to such other address as such party may designate in writing from time to time to the other party.
     13. Rights as Shareholder. Until the Grantee has satisfied all requirements for vesting of the RSU Award and such vested shares have been issued and delivered pursuant to the terms of the Plan and this RSU Agreement, the Grantee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any such shares of stock subject to the RSU Award.
     14. Deferral Election. Grantee may elect to defer distribution of shares that are otherwise due upon vesting by completing the attached deferral election form and returning it to the Company according to the instructions on the deferral election form. If made, the deferral election is irrevocable by Grantee. However, the deferred delivery of vested shares may be accelerated under certain circumstances as set forth in the deferral election form. Please note that a deferring the distribution of shares will have tax consequences for the Grantee and the Grantee is strongly advised to consult with his or her personal tax advisor.
     15. Deferral of Compensation. Payments made pursuant to this Plan and RSU Agreement are intended to comply with or qualify for an exemption from Section 409A of the Internal Revenue Code (“Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this RSU Agreement to ensure that all shares subject to the RSU Award are made in a manner that qualifies for exemption from or complies with Section 409A; provided however, that the Company makes no representations that the shares will be exempt from Section 409A and makes no undertaking to preclude Section 409A from applying to this RSU Award.
     16. Nature of the RSU Award. In accepting the RSU Award, the Grantee acknowledges and agrees that:
          (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this RSU Agreement;
          (b) the grant of the RSU Award is voluntary and occasional, and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past;
          (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;

          (d) the Grantee’s participation in the Plan shall not create a right to further employment with Grantee’s employer and shall not interfere with the ability of the Company to terminate the Grantee’s employment relationship at any time, with or without cause;
          (e) the Grantee is voluntarily participating in the Plan;
          (f) the RSU Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, and which is outside the scope of the Grantee’s employment contract, if any;
          (g) the RSU Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
          (h) in the event that the Grantee is not an employee of the Company, the grant of the RSU Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of the RSU Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Company;
          (i) the future value of the shares is unknown and cannot be predicted with certainty;
          (j) the value of the shares obtained pursuant to the RSU Award may increase or decrease in value;
          (k) in consideration of the grant of the RSU Award, the Grantee does not acquire any claim or entitlement to compensation or damages that otherwise could arise from termination of the RSU Award or diminution in value of the RSU Award, or shares acquired pursuant to the RSU Award, upon termination of the Grantee’s employment by the Company (for any reason whatsoever and whether or not in breach of local labor laws), and the Grantee hereby irrevocably waives and releases the Company from any such claim or entitlement that may arise; if, notwithstanding the foregoing, any such claim or entitlement is found by a court of competent jurisdiction to have arisen;
          (l) by signing this RSU Agreement, the Grantee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement;
          (m) notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of the Grantee’s employment (whether or not in breach of local labor laws), the Grantee’s right to receive shares under the Plan, or vesting of such right, if any, will terminate automatically as of the Termination Date, and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); and
          (n) the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed for purposes of this RSU Award.

     17. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.
          The Grantee understands that the Company may hold certain personal information about him or her, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of the RSU or any other entitlement to shares, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country or elsewhere, and that the recipients ‘country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Grantee may elect to deposit any shares acquired upon vesting of the RSU. The Grantee understands that Data will be held as long as is reasonably necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands, however, that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.
     18. Language. If the Grantee has received this or any other document related to the Plan or the RSU Award translated into a language other than English and if the translated version is different than the English version, the English version will control.
     19. Mandatory Arbitration to Resolve Disputes. Any differences, disputes or controversies arising from the RSU Award or this RSU Agreement, and rights or obligations thereunder or hereunder, shall be exclusively submitted to binding arbitration before an independent and qualified arbitrator in accordance with the American Arbitration Association and its rules then in effect, without reference to conflict of laws principles. Arbitration shall be the exclusive forum for any dispute, claim or cause arising hereunder, and the decision and award by the arbitrator shall be final, binding upon and non-appealable by the parties and may be entered in any state court of California having jurisdiction. The arbitrator shall be without authority or jurisdiction to award either party its attorneys’ fees or costs incurred in the matter. In addition, the arbitrator shall be without authority or jurisdiction to award either party, for any claim, cause or action arising hereunder, any incidental, special, consequential or exemplary damages of any nature, including but not limited to punitive damages; provided, however, that provisional or injunctive remedies and relief shall be available as appropriate to each party.
     20. Waiver of Right to Jury Trial. Each party, to the fullest extent permitted by law, waives any right or expectation against the other to trial or adjudication by a jury of any claim, cause or action arising hereunder, or the rights, duties or liabilities created hereby.
     21. AT WILL RELATIONSHIP. THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE RSU RESULTS ONLY BY CONTINUING SERVICES OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED THIS RSU OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS RSU, THE TERMS AND CONDITIONS WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR OTHERWISE WITH OR BY THE COMPANY, OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, FOR THE VESTING PERIOD OR FOR ANY PERIOD OR AT ALL, AND SHALL NOT INTERFERE WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S EMPLOYMENT OR CONSULTANT OR OTHER RELATIONSHIP AT ANY TIME, FOR ANY REASON, WITH OR WITHOUT CAUSE.
     22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSU Award and participation in the Plan, or future Stock Awards that may be granted under the Plan, by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
****************************
     The Grantee acknowledges receipt of a copy of the Plan and the RSU Agreement, and represents that he or she has had an opportunity to review these documents and to be familiar with the terms and provisions thereof, and hereby accepts the RSU Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed the Plan and the RSU Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this RSU Agreement. The Grantee agrees to notify the Company upon any change in the residence address indicated in this RSU Agreement.

Submitted by:	Accepted by:

GRANTEE:	ASYST TECHNOLOGIES, INC.

By:

Title: Vice President, General Counsel & Secretary
(Signature)

Address:	Address:

46897 Bayside Parkway

Fremont, CA 94538